                                                        EXHIBIT 10.12

Lease Agreement between Registrant and the State of California Public Employee's Retirement System for the Property at 7400 East Orchard Rd dated 10/12/94

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ARTICLE I - GRANT OF LEASE............................................................................................1

         1.1      Grant...............................................................................................1
         1.2      Quiet Enjoyment.....................................................................................1
         1.3      Covenants of Landlord and Tenant....................................................................1

ARTICLE II - TERM AND POSSESSION......................................................................................1

         2.1      Term................................................................................................1
         2.2      Tenant Improvement Work.............................................................................2
         2.3      Early Occupancy.....................................................................................2
         2.4      Delayed Possession..................................................................................2
         2.5      Acceptance of Premises..............................................................................3

ARTICLE III - RENT AND ADDITIONAL CHARGES.............................................................................3

         3.1      Base Rent...........................................................................................3
         3.2      Operating Costs.....................................................................................4
         3.3      Payment of Operating Costs..........................................................................4
         3.4      Payment of Rent and Additional Charges- General.....................................................5
         3.5      Late Fees...........................................................................................5
         3.6      Security Deposit....................................................................................6

ARTICLE IV - USE OF PREMISES..........................................................................................6

         4.1      Designated Use......................................................................................6
         4.2      Usage and Compliance With Law.......................................................................6
         4.3      Abandonment.........................................................................................7
         4.4      Nuisance............................................................................................7
         4.5      Hazardous Materials.................................................................................7

ARTICLE V - SERVICES, MAINTENANCE, REPAIR AND ALTERATIONS BY LANDLORD.................................................8

         5.1      Services to Premises................................................................................8
         5.2      Building Services...................................................................................8
         5.3      Maintenance, Repair and Replacement.................................................................9
         5.4      Additional Services.................................................................................9
         5.5      Alterations by Landlord............................................................................10
         5.6      Access by Landlord.................................................................................10
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ARTICLE VI - MAINTENANCE, REPAIR, ALTERATIONS
AND IMPROVEMENTS BY TENANT...........................................................................................10

         6.1      Condition of Premises..............................................................................10
         6.2      Failure to Maintain Premises.......................................................................11
         6.3      Alterations by Tenant..............................................................................11
         6.4      Trade Fixtures and Personal Property...............................................................12
         6.5      Mechanic's Liens...................................................................................12
         6.6      Signs..............................................................................................12

ARTICLE VII - TAXES..................................................................................................13

         7.1      Landlord's Taxes...................................................................................13
         7.2      Tenant's Taxes.....................................................................................13
         7.3      Right to Contest...................................................................................13

ARTICLE VIII - INSURANCE.............................................................................................14

         8.1      Landlord's Property Insurance......................................................................14
         8.2      Liability Insurance................................................................................14
         8.3      Tenant's Insurance.................................................................................15

ARTICLE IX - INJURY TO PERSON OR PROPERTY............................................................................16

         9.1      Indemnity and Exoneration..........................................................................16
         9.2      Waiver of Subrogation..............................................................................16

ARTICLE X - ASSIGNMENT AND SUBLETTING................................................................................17

         10.1     Assignment and Subleasing by Tenant................................................................17
         10.2     First Offer to Landlord............................................................................17
         10.3     Tenant's Obligations Continue......................................................................17
         10.4     Rent or Other Premiums.............................................................................17
         10.5     Subsequent Assignments.............................................................................18

ARTICLE XI - PARKING.................................................................................................18

         11.1     License to Use Parking Area........................................................................18
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ARTICLE XII - SURRENDER..............................................................................................18

         12.1     Possession.........................................................................................18
         12.2     Trade Fixtures, Personal Property and Improvements.................................................18
         12.3     Merger.............................................................................................18
         12.4     Payments After Termination.........................................................................19

ARTICLE XIII - HOLDING OVER..........................................................................................19

         13.1     Month-to-Month Tenancy.............................................................................19

ARTICLE XIV - RULES AND REGULATIONS..................................................................................19

         14.1     Purpose............................................................................................19
         14.2     Observance.........................................................................................19
         14.3     Modification.......................................................................................19
         14.4     Non-Compliance.....................................................................................20

ARTICLE XV - EMINENT DOMAIN..........................................................................................20

         15.1     Taking of Premises.................................................................................20
         15.2     Partial Taking of Building.........................................................................20
         15.3     Surrender..........................................................................................20
         15.4     Partial Taking of Premises.........................................................................20
         15.5     Awards.............................................................................................21

ARTICLE XVI - DAMAGE BY FIRE OR OTHER CASUALTY.......................................................................21

         16.1     Limited Damage to Premises.........................................................................21
         16.2     Major Damage to Premises...........................................................................21
         16.3     Abatement..........................................................................................21
         16.4     Major Damage to Building...........................................................................22
         16.5     Failure to Rebuild.................................................................................22
         16.6     Limitation on Landlord's Liability.................................................................22

ARTICLE XVII - TRANSFERS BY LANDLORD.................................................................................22

         17.1     Sales, Conveyance and Assignment...................................................................22
         17.2     Effect of Sale, Conveyance or Assignment...........................................................22
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         17.3     Subordination......................................................................................22
         17.4     Attornment.........................................................................................22
         17.5     Nondisturbance.....................................................................................23
         17.6     Effect to Attornment...............................................................................23
         17.7     Execution of Instruments...........................................................................23

ARTICLE XVIII - NOTICES, ACKNOWLEDGMENT, AUTHORITIES FOR ACTION......................................................23

         18.1     Notices............................................................................................23
         18.2     Estoppel Certificates..............................................................................23

ARTICLE XIX - DEFAULT................................................................................................24

         19.1     Interest and Costs.................................................................................24
         19.2     Right of Landlord to Perform Covenant..............................................................24
         19.3     Event of Default...................................................................................24
         19.4     Landlord's Remedies Upon  Default..................................................................25
         19.5     Waiver of Exemption and Redemption.................................................................27
         19.6     Remedies Cumulative................................................................................27
         19.7     DELETED............................................................................................27

ARTICLE XX - DEFAULT BY LANDLORD; LIMITATION OF LIABILITY............................................................27

         20.1     Landlord Default...................................................................................27
         20.2     Satisfaction of Judgment...........................................................................27

ARTICLE XXI - MISCELLANEOUS..........................................................................................28

         21.1     Relationship of Parties............................................................................28
         21.2     Consent Not Unreasonably Withheld..................................................................28
         21.3     Name of Building...................................................................................28
         21.4     Applicable Law and Construction....................................................................28
         21.5     Waiver of Conflicting Laws.........................................................................28
         21.6     Entire Agreement...................................................................................28
         21.7     Amendment or Modification..........................................................................28
         21.8     Construed Covenants and Severability...............................................................28
         21.9     No Implied Surrender or Waiver.....................................................................29
         21.10    Light and Air......................................................................................29
         21.11    Relocation Right...................................................................................29
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         21.12    Authority..........................................................................................29
         21.13    Successors Bound...................................................................................29
         21.14    Tenant's Early Termination Right...................................................................30
         21.15    Option to Renew....................................................................................30
         21.16    Right of First Refusal.............................................................................30
         21.17    Guaranty...........................................................................................30
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EXHIBIT "A"       FLOOR PLAN OF PREMISES

EXHIBIT "B"       LEGAL DESCRIPTION OF BUILDING

EXHIBIT "C"       AGREEMENT FOR COMPLETION OF PREMISES

EXHIBIT "D"       RULES AND REGULATIONS

EXHIBIT "E"       GUARANTY

                             THE SOLARIUM BUILDING
                                  OFFICE LEASE

         THIS LEASE AGREEMENT is made and entered into as of the date set forth below between STATE OF CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM, an agency of the State of California, hereinafter referred to as Landlord, and NEON HEALTHCARE AND SYSTEMS, INC., an Illinois corporation, hereinafter referred to as Tenant.

         Landlord and Tenant, in consideration of the covenants herein contained, agree as follows:


                                   ARTICLE I
                                 GRANT OF LEASE

         1.1 Grant. Landlord hereby demises and leases to Tenant, and Tenant hereby leases and accepts from Landlord, to have and to hold during the Term, those certain premises designated on the floor plan attached hereto as Exhibit "A" (the "Premises") and numbered Suite 230, subject to the terms and provisions of this Lease. The Premises consist of approximately 3,777 leasable square feet of the Building located at 7400 East Orchard Road, Englewood, Colorado 80111, including the north wing and south wing of the structure, together with the atrium area and all parking areas, walkways, landscaped areas and open spaces used in connection therewith (collectively, the "Building"), as more particularly described in Exhibit "B". The leasable square footage of the Premises set forth above represents the usable area granted for Tenant's exclusive use plus, on a multiple tenancy floor, a proportionate amount of the area on the floor which is of specific benefit to the tenants of that floor, including restrooms, corridors, lobbies, telephone closets, electrical rooms, janitorial closets and Common Areas on that floor, but excluding all central core stairwells, elevator shafts, flues, stacks, pipe shafts and vertical ducts, with their enclosing walls.

         1.2 Quiet Enjoyment. Landlord agrees that Tenant. upon payment of Rent and all other monetary sums due under this Lease and upon performing the covenants and conditions of this Lease, may quietly have, hold and enjoy the Premises during the Term hereof, subject, however, to the provisions for condemnation hereinafter set forth.

         1.3 Covenants of Landlord and Tenant. Landlord covenants to observe and perform all of the terms and conditions to be observed and performed by Landlord under this Lease. Tenant covenants to pay the Rent when due under this Lease, and to observe and perform all of the terms and conditions to be observed and performed by Tenant under this Lease.


                                   ARTICLE II
                              TERM AND POSSESSION

         2.1 Term. The Term of this Lease shall commence on the 1st day of January, 1995 ("Commencement Date"), and end on the 31st day of December, 1999, unless terminated earlier as provided in this Lease.

         2.2 Tenant Improvement Work. Prior to the Commencement Date, Landlord shall cause the premises to be prepared for occupancy, as provided in the Agreement for Completion of the Premises (the "Completion Agreement") attached to this Lease as Exhibit "C". The cost of completion of the tenant improvement work to the Premises shall be borne by the parties as provided in the Completion Agreement. Except as expressly provided in the Completion Agreement, any tenant improvements to the Premises for which Landlord shall be responsible shall be subject to the following:

             (a) Tenant may substitute different new material (except exterior window coverings) or make changes to the final working drawings and specifications only with Landlord's prior express approval, which may be withheld in Landlord's sole discretion. Any substitutions or changes must be shown on the working drawings and in the specifications and shall be of equal or better quality than the items originally designated and must be deemed by Landlord to be in conformance with the quality and design criteria established within the Building. In the event Landlord shall approve of any requested substitution or change, Tenant shall bear the cost of making any changes to the working drawings and specifications as well as any additional costs occasioned by the change or substitution, including costs of disruption and delay. Tenant shall pay such additional costs to Landlord within ten (10) days of receipt of Landlord's invoice for the same.

             (b) It is agreed that notwithstanding the date provided in this Lease for the commencement of the Term, Tenant's obligation to pay Rent shall not commence until the tenant improvement work has been sufficiently completed to enable issuance of a certificate of occupancy for the subject space; provided, however, that if Landlord shall be delayed in sufficiently completing said work as a result of Tenant's request for substitution of materials, finishes, fixtures, equipment or installations or any other change to the working drawings and specifications requested by Tenant and approved by Landlord, or the failure of Tenant to provide timely approvals of working drawings or other specifications necessary for completion of the work, then the Commencement Date of the Term of this Lease and the payment of rent shall not be extended.

         2.3 Early Occupancy. If Tenant occupies or begins to conduct business in all or any portion of the Premises before the Commencement Date, such occupancy and conducting of its business by Tenant shall be subject to all provisions of this Lease which reasonably and logically apply thereto, and Tenant shall pay to Landlord upon demand, and not later than the Commencement Date in the absence of such demand, a rental equal to that proportion of Rent for one calendar year which the number of days of such early occupancy period bears to 365.

         2.4 Delayed Possession. If Landlord is delayed in delivering possession of all or any portion of the Premises to Tenant on or before the Commencement Date for reasons not attributable to Tenant's conduct or requests, then Tenant shall take possession of the Premises on the date (not later than six (6) months after the Commencement Date) when Landlord delivers possession of all of the Premises, and the last day of the Term shall not be advanced but the total length of the Term shall be reduced accordingly. This Lease shall not be void or voidable nor shall Landlord be liable to Tenant for any loss or damage resulting from any delay in delivering possession of the Premises to Tenant, its servants, agents or independent contractors, no Rent shall be payable by Tenant for the period prior to the date on which Landlord can so deliver possession of all of the Premises.


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
         2.5 Acceptance of Premises. Taking possession of all or any portion of the Premises by Tenant shall constitute Tenant's acceptance of the Premises or such portion thereof as being in satisfactory condition, subject only to latent defects and deficiencies (if any) listed in writing in a notice delivered by Tenant to Landlord not more than fifteen (15) days after the date of taking possession or the Commencement Date, whichever later occurs.


                                  ARTICLE III
                          RENT AND ADDITIONAL CHARGES

         3.1 Base Rent. Tenant shall pay to Landlord for use of the Premises, in lawful money of the United States, base Rent in accordance with the following schedule:


         January 1, 1995 through December 31, 1995:
         ------------------------------------------

         Base Rent for Period       Monthly Base Rent       Sq. Foot Cost
         --------------------       -----------------       --------------
              $45,324.00                $3,777.00               $12.00


         January 1, 1996 through December 31, 1996:
         ------------------------------------------

         Base Rent for Period       Monthly Base Rent       Sq. Foot Cost
         --------------------       -----------------       --------------
              $47,212.50                $3,934.37               $12.50


         January 1, 1997 through December 31, 1997:
         ------------------------------------------

         Base Rent for Period       Monthly Base Rent       Sq. Foot Cost
         --------------------       -----------------       --------------
              $49,101.00                $4,091.75               $13.00


         January 1, 1998 through December 31, 1998:
         ------------------------------------------

         Base Rent for Period       Monthly Base Rent       Sq. Foot Cost
         --------------------       -----------------       --------------
              $50,989.50                $4,249.12               $13.50


         January 1, 1999 through December 31, 1999:
         ------------------------------------------

         Base Rent for Period       Monthly Base Rent       Sq. Foot Cost
         --------------------       -----------------       --------------
              $52,878.00                $4,406.50               $14.00

Base Rent shall be payable in advance and without notice in monthly installments of the Monthly Base Rent as indicated above with the first such installment due on the Commencement Date and each subsequent installment due on the first day of each calendar month thereafter. If the Commencement

Date or the day immediately following the last day of the Term is other than the first day of a calendar month, the Monthly base Rent set forth herein shall be prorated for the portion of the Term included within the month in which such day occurs.

         3.2 Operating Costs. In addition to Base Rent, Tenant shall pay to Landlord, at the times and in the manner hereinafter provided, its proportionate share of Building Operating Costs which exceeds the "Expense Stop," as hereinafter defined. Tenant's proportionate share shall be calculated by dividing Tenant's leasable area by the total leasable area within the Building, subject to adjustment as deemed necessary by Landlord to reflect Tenant's proportionate share of the leasable area of the Building. The resultant fraction shall be multiplied by the total Building Operating Costs. Tenant's proportionate share is 2.288%. The total Operating Costs are defined as follows:

             (a) Inclusions: The Operating Costs for which the Tenant is liable to the Landlord include all expenses incurred by Landlord with respect to the maintenance and operation of the Building and land upon which the Premises are a part, including, without limitation, maintenance and repair costs of all systems and improvements, utilities, sewer, security, janitorial, trash and snow removal, landscaping, pest control. management fees, wages and fringe benefits payment to employees of Landlord whose duties are connected with the operation and maintenance of the Building, janitorial fees, all services, supplies, repairs. replacements or other expenses for maintaining, in addition to the Building and land of which the leased Premises are a part, the common and parking areas, and the Premises to the extent such items and services are provided in general to office tenants of the Building. The term Operating Costs also includes all real property taxes and installments of special assessments, including special assessments due to deed restrictions and/or owner's associations, which accrue against the Building of which the leased Premises are a part during the term of this Lease and any nonprogressive tax on or measured by gross rentals received from the rental of space in the Building, all as may be elsewhere limited by virtue of Tenant's liability therefor. If Landlord employs legal counsel in an effort to reduce or otherwise obtain relief from taxes or assessments which, if successful would reduce the total Operating Costs, the term Operating Costs shall include the fees of such legal counsel. In addition, such insurance monies as are assessable to the Tenant as elsewhere defined shall be includable within Operating Costs.

             (b) Exclusions: The term Operating Costs shall not include any capital improvement to the Building of which the leased Premises are a part (unless such capital improvement is designed for and intended to reduce the total amount of annual Operating Costs for which Tenant is responsible), nor repair, restoration or other work occasioned by fire, wind storm or other casualty, income and franchise taxes of Landlord, expenses incurred in leasing to or procuring of tenants, advertising expenses, expenses for the renovating of space to new tenant. Interest or principal payments on any mortgage or other indebtedness of Landlord, compensation paid to an employee of Landlord above the grade of building superintendent nor any depreciation allowance on the Building.

         3.3 Payment of Operating Costs.

             (a) Prior to the Commencement Date and the beginning of each calendar year thereafter, Landlord shall compute and deliver to Tenant a bona fide estimate of Tenant's proportionate share of Operating Costs for the appropriate calendar year and without further notice tenant shall pay to Landlord monthly installments of Operating Costs equal to one-twelfth (1/12) of such estimate simultaneously with Tenant's payments of Base Rent. If at any time during the Term, Landlord has reason to believe that the Operating Costs for the calendar year will exceed its prior estimate, Landlord may by invoice direct Tenant to increase its monthly installment by an amount which, when multiplied by the number of months remaining in said calendar year, will equal Tenant's proportionate share of the amount Landlord estimates the Operating Costs for the calendar year will exceed its last estimate. Notwithstanding the foregoing, Tenant's obligation for payment of Operating Costs during any calendar year shall be limited to the amount by which the Tenant's proportionate share of Operating Costs exceed the per square foot Operating Costs of the Building for the 1995 calendar year, and the number of leasable square feet comprising the Premises ("Expense Stop"); provided, however, for the purpose of calculating Tenant's obligation for Operating Costs for the first and last calendar years during the Term of this Lease, the Expense Stop shall be prorated for the number of days of the Term which occur within such calendar year. One-twelfth of the annual Expense Stop shall be deducted from each monthly installment of Tenant's proportionate share of Operating Costs.

             (b) Within nine (9) months following the end of each calendar year, Landlord shall deliver to Tenant a written statement (the "Statement") setting out in reasonable detail the amount of Tenant's proportionate share of Operating Costs for such calendar year in excess of the Expense Stop. If the aggregate of monthly and quarterly installments of Operating Costs actually paid by Tenant to Landlord during such calendar year is less than the amount of Operating Costs payable for such calendar year as revealed in the Statement, Tenant shall Pay such difference to Landlord, without interest, within ten (10) days after the date of delivery of the Statement. If such aggregate installments of Operating Costs paid by Tenant shall exceed the amount of Operating Costs payable by Tenant as revealed in the Statement, such overpayment by Tenant shall be refunded to Tenant's after Landlord's calculation of the Operating Expenses for the prior year. Upon the expiration or earlier termination of this Lease. any such overpayment due to Tenant shall be paid to Tenant within a reasonable time after such expiration or termination, minus any amounts due from Tenant to Landlord hereunder.

             (c) Neither party may claim a readjustment in respect of Operating Costs for any calendar year if based upon any error of computation or allocation except by notice delivered to the other party within six (6) months after the date of delivery of the Statement.

         3.4 Payment of Rent and Additional Charges. All amounts payable by Tenant to Landlord under this Lease, not limited to that payable under this Article, shall be deemed to be Rent and shall be payable and recoverable as Rent in the manner herein provided, and Landlord shall have all rights against Tenant for default in any such payment as in the case of arrears of Rent. Rent shall be paid to Landlord, without deduction or set-off, in legal tender of the jurisdiction in which the Building is located, at the address of Landlord set forth in this Lease, or to such other person or at such other address as Landlord may from time to time designate in writing. Rent shall not be deemed paid until actually received by Landlord. Tenant's obligation to pay Rent shall survive the expiration or earlier termination of this Lease.

         3.5 Late Fees.


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




             (a) In addition to all other remedies provided Landlord, in the event any amounts payable by Tenant to Landlord under this Lease, including, without limitation, Base Rent and Additional Rent are not received by Landlord on or before the fifth (5th) day of the month for which it is due or such other due date as may be specifically provided herein, Landlord shall be entitled to a ten percent (10%) service charge of such past due amount, which shall be due and payable without notice; provided however that Tenant shall be entitled to three (3) grace periods of five (5) days each during the Term of this lease during which period Tenant shall not be charged a service charge; provided further however if the grace period have been utilized or the payment is made after the tenth (10th) day the service charge may be imposed.

         3.6 Security Deposit. Concurrently with Tenant's execution of this Lease, Tenant shall deposit with Landlord an amount equal to the first full month's installment of Base Rent to be held by Landlord as security for the faithful performance of every provision of this Lease to be performed by Tenant. If Tenant defaults with respect to payment of Rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this Security Deposit for the payment of Rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default; provided, however, that the security deposit shall not be used to repair ordinary wear and tear to the Premises. If any portion of said deposit is so used or applied, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount, and Tenant's failure to do so shall be deemed a material breach of this Lease. Landlord shall not be required to keep this Security Deposit separate from its general funds and Tenant shall not be entitled to interest on said deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or Tenant's assignee) at the expiration of the Term and after Tenant has vacated the premises; however, in no event shall Landlord be under any obligation to return said deposit earlier than sixty (60) days after the expiration of the Term, but Landlord shall provide a written statement to Tenant specifying, in reasonable detail, the reasons for Landlord's retaining any portion of the Security Deposit and shall return any unretained portion thereof to tenant no later than sixty (60) days after the expiration of the Term.


                                   ARTICLE IV
                                USE OF PREMISES

         4.1 Designated Use. The Premises shall be used and occupied only for the purpose of general offices and for no other purpose.

         4.2 Usage and Compliance With Law, The Premises shall be used and occupied in a safe, careful and proper manner so as not to interfere with, annoy or disturb any other tenant in its normal business operations or Landlord in its management of the Building nor shall Tenant contravene any present or future governmental or quasi-governmental laws, regulations or orders applicable to Tenant or the Premises. If due to Tenant's use of the Premises, improvements are necessary to comply with any of the foregoing or with the requirements of insurance carriers, Tenant shall pay the entire cost thereof.


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




         4.3 Abandonment. Tenant shall not vacate or abandon the Premises at any time during the Term without Landlord's written consent.

         4.4 Nuisance. Tenant shall not cause or maintain any nuisance in or about the Premises, and shall keep the Premises free of debris, rodents, vermin and anything of a dangerous, noxious or offensive nature or which could create a fire hazard (through undue load on electrical circuits or otherwise) or undue vibration, heat, noise or weight upon or about the Premises. Landlord shall not be liable to Tenant for the failure to enforce the terms of this Article upon Tenant or other occupants of the Building.

         4.5      Hazardous Materials.

             (a) Tenant shall not cause or permit any Hazardous Material
(as defined in Subparagraph (c) below) to be brought, kept or used in or about the Premises or the Building by Tenant, its agents, employees, contractors or invitees. Tenant hereby indemnifies Landlord from and against any breach by Tenant of the obligations stated in the preceding sentence, and agrees to defend and hold Landlord harmless from and against any and all loss, damage, cost and/or expense (including, without limitation, diminution in value of the building, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Building, damages arising from any adverse impact on marketing of space in the Building, and sums paid in settlement of claims, attorneys' fees, consultant fees, and expert fees) which arise during or after the term of this Lease as a result of breach. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal, or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Building which results from such a breach. Without limiting the foregoing, if the presence of any Hazardous Material in the Premises or the Building caused or permitted by Tenant results in any contamination of the Premises or the Building, Tenant shall promptly take all actions at its sole expense as are necessary to return the Premises or the Building, as appropriate, to the condition existing prior to the introduction of such Hazardous Material; provided that Landlord's approval of such actions, and the contractors to be used by Tenant in connection therewith, shall first be obtained.

             (b) It shall not be unreasonable for Landlord to withhold its consent to any proposed transfer, assignment, or subletting of the Premises if
(i) the proposed transferee's anticipated use of the Premises involves the generation, storage, use, treatment, or disposal of Hazardous Material; (ii) the proposed transferee has been required by any prior landlord, lender, or governmental authority to take remedial action in connection with Hazardous Material contaminating a property if the contamination resulted from such transferee's actions or use of the property in question; or (iii) the proposed transferee is subject to an enforcement order issued by any governmental authority in connection with the use, disposal, or storage of a Hazardous Material.

             (c) As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material, or waste which is or becomes regulated by any governmental authority or the United States Government. The term "Hazardous Material" includes, without limitation, any material or substance which is (i) defined as a "hazardous material", "extremely hazardous waste", or "restricted hazardous waste" or similar term under the law of the jurisdiction where the property is located or

(ii) designated as a "hazardous substance" pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C. Section 1317), (iii) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq. (42 U.S.C.
Section 6903), or (iv) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq. (42 U.S.C. Section 9601), as all such statutes may be amended from time to time, and including all successor statutes thereto.

             (d) As used herein, the terms "Laws" means any applicable federal, state, or local laws, ordinances, or regulations relating to any Hazardous Material affecting the Premises of the Building, including without limitation, the laws, ordinances, and regulations referred to in Subparagraph
(c) above.

             (e) Landlord and its employees, representatives and agents shall have access to the Premises during reasonable hours and upon reasonable notice to Tenant in order to conduct periodic environmental inspections and tests of Hazardous Waste contamination hereof.


                                   ARTICLE V
           SERVICES, MAINTENANCE, REPAIR AND ALTERATIONS BY LANDLORD

         5.1 Services to Premises. Subject to Tenant's payment of its Base Rent and such additional charges as are set forth in this Lease, including without limitation, Tenant's percentage share of Operating Costs, Landlord shall provide in the Premises:

             (a) Heat, ventilation air cooling (subject to governmental restrictions) as may be customary for comparable office buildings in the Denver area, during normal business hours;

             (b) Electrical power for normal lighting and customary small business office equipment (but not including machines of high electrical consumption which may cause overloading of the Building's electrical circuits nor special meter installation and temperature control as may be directly associated therewith);

             (c) Replacement of Building standard fluorescent tubes, light bulbs and ballasts as required from time to time as a result of normal usage.

         5.2 Building Services.  Landlord shall provide in the Building:

             (a) Domestic running water in washrooms sufficient for the normal and customary use thereof by occupants in the Building;

             (b) Access to and egress from the Premises, subject to reasonable rules and regulations and restrictions imposed by Landlord for the orderly operation of the building and to safeguard the Building and its occupants in emergencies; and

             (c) Heat, ventilation, cooling, lighting, electric power and domestic running water in those areas of the Building as may from time to time be designated by Landlord for use during normal business hours by Tenant in common with all tenants in the Building but under the exclusive control of Landlord.

         5.3 Maintenance, Repair and Replacement. Landlord shall operate, maintain, repair and replace the systems, facilities and equipment directly necessary for the provision of Landlord services under this Article (except as such may be installed by or be the property of Tenant), and shall be responsible for and shall maintain and repair the foundations, structure, supports and root of the Building and shall operate the Building to a standard comparable to that of comparable office buildings in the Denver area, provided that:

             (a) If all or part of such systems, facilities and equipment are destroyed, damaged or impaired, Landlord shall have a reasonable time following notice in which to complete the necessary repair or replacement, and during that time shall be required only to maintain such services as are reasonably possible in the circumstances;

             (b) Landlord may temporarily discontinue such services or any of them at such times as may be necessary due to causes (except lack of funds) beyond the reasonable control of Landlord or for the purposes of maintenance, repair, replacement, testing or examination;

             (c) Landlord shall use reasonable diligence in carrying out its obligations under this Article but shall not be liable under any circumstances for any consequential damage to any person or property for any failure to do so;

             (d) No reduction or discontinuance of such services under this Article shall be construed as an eviction of Tenant or (except as specifically provided in this Lease) release Tenant from any obligation of Tenant under this Lease; and

             (e) Nothing contained herein shall derogate from the provisions of that Article entitled Damage by Fire or Other Casualty.

         5.4 Additional Services.

             (a) If from time to time requested in writing by Tenant and to the extent that it is reasonably able to do so, Landlord may provide the Premises services in addition to those set out in this Article, provided that Tenant shall, within ten (10) days of receipt of any invoice for any such additional service pay Landlord therefor at such reasonable rates as Landlord may from time to time establish, plus twenty percent (20%) of such rates for Landlord's overhead and supervision fee;

             (b) Tenant shall not without Landlord's written consent install in the Premises equipment (including telephone equipment) which generates sufficient heat to affect the temperature otherwise maintained in the Premises by the air conditioning system as normally operated. Landlord may install supplementary air conditioning units, facilities or services in the Premises, or modify its air conditioning system, as may in Landlord's reasonable opinion be required to maintain proper temperature levels, and Tenant shall pay Landlord within ten
(10) days of receipt of any invoice for the cost thereof, including installation, operation and maintenance expense;

             (c) If Landlord shall from time to time reasonably determine that the use of electricity or any other utility or service in the Premises is disproportionate to the usage of other tenants, Landlord may separately charge Tenant for the excess costs attributable to such disproportionate use. At Landlord's request, Tenant shall install and maintain at Tenant's expense, metering devices for checking the use of any such utility or services in the Premises, subject to Landlord's approval of such metering devices and supervision of Tenant's installation of such devices to prevent disruption of or interference with the utilities and services of the Building supplied to other tenants thereof.

         5.5 Alterations by Landlord. Landlord may from time to time after reasonable notice to Tenant (except in the case of emergencies):

             (a) Make repairs, replacements, changes or additions to the structure, systems, facilities and equipment in the Premises where necessary to serve the Premises or other parts of the Building;

             (b) Make changes in or additions to any part of the Building not in or forming part of the Premises; and

             (c) Change or alter the location of any areas of the Building which may, from time to time, be designated by Landlord for use during normal business hours by Tenant in common with all tenants in the Building but under the exclusive control of Landlord.

         5.6 Access by Landlord. Tenant shall permit Landlord and its employees, managers, contractors, brokers, agents, and representatives to enter the Premises outside normal business hours, and during normal business hours where such entry will not unreasonably disturb or interfere with Tenant's use of the Premises and operation of its business, to examine and inspect the same, to provide services or make repairs, replacements, changes or alterations as set out in this Lease, to show the Premises during final year of the Term of this Lease to prospective purchasers and tenants and Landlord's lenders, and to take such steps as Landlord may deem necessary for the safety, improvement and preservation of the Premises or the Building. Landlord shall, whenever possible, consult with or give reasonable notice to Tenant prior to such entry, but no such entry shall constitute an eviction or entitle Tenant to any abatement of Rent.


                                   ARTICLE VI
          MAINTENANCE, REPAIR, ALTERATIONS AND IMPROVEMENTS BY TENANT

         6.1 Condition of Premises. Except to the extent that Landlord is specifically responsible therefor under this Lease, Tenant shall maintain the Premises and all improvements therein in good order and condition, at Tenant's sole cost and expense, including:

             (a) Subject to reasonable and ordinary wear and tear, repainting and redecorating the Premises and cleaning drapes and carpets at reasonable intervals as needed; and

             (b) Making repairs, replacements and alterations as needed, including those necessary to comply with the requirements of any governmental or quasi-governmental authority having jurisdiction.

         6.2 Failure to Maintain Premises. If Tenant fails to perform any obligation under Article 6.1 following ten (10) days' written notice from Landlord, then Landlord may enter the Premises and perform such obligations without liability to Tenant for any loss or damage to Tenant thereby incurred (except damage due to willful misconduct or gross negligence), and Tenant shall pay Landlord for the cost thereof, plus twenty percent (20%) of such cost for overhead and supervision, within ten (10) days of receipt of Landlord's invoice therefor.

         6.3 Alterations by Tenant. Tenant may from time to time at its own expense make changes, additions and improvements in the Premises to better adapt the same to its business, provided that any such change, addition or improvement shall:

             (a) Comply with the requirements of any governmental or quasi-governmental authority having jurisdiction;

             (b) Be made only with the prior written consent of Landlord;

             (c) Equal or exceed the then current standard for the
Building:

             (d) Be carried out only by persons selected by Tenant and approved in writing by Landlord, who shall, if required by Landlord, deliver to Landlord before commencement of the work performance and payment bonds as well as proof of worker's compensation and public liability and property damage insurance coverage, with Landlord named as an additional insured, in amounts, with companies, and in form reasonably satisfactory to Landlord, which shall remain in effect during the entire period in which the work will be carried out;

             (e) Be subject to Landlord's supervision and Tenant's payment to Landlord of a reasonable supervision and overhead fee therefor; and

             (f) Become the property of Landlord and be surrendered to Landlord upon termination of the Lease. Landlord may, at its option, require Tenant to remove any physical additions and/or repair any alterations in order to restore the Premises to the condition existing at the time Tenant took possession, all costs for which shall be borne by Tenant regardless whether such removal and/or repair is undertaken by Tenant or Landlord, before or after the termination of this Lease.

             Any increase in property taxes or fire or casualty insurance premiums for the Building attributable to such change, addition or improvement shall be borne by Tenant.

         6.4 Trade Fixtures and Personal Property.

             (a) Tenant may install in the Premises its usual trade fixtures and personal property in a proper manner, provided that no such installation shall interfere with or damage the mechanical or electrical systems or the structure of the Building.

             (b) DELETED.

             (c) If Tenant is not then in default hereunder, trade fixtures and personal property installed in the Premises by Tenant may be removed from the Premises;

                 (i) From time to time in the ordinary course of Tenant's business or in the course of reconstruction, renovation, or alteration of the Premises by Tenant; and

                 (ii) During a reasonable period prior to the expiration of the Term, provided that Tenant promptly repairs at its own expense any damage to the Premises resulting from such installation and removal.

         6.5 Mechanic's Liens. Tenant shall pay before delinquency all costs for work done or caused to be done in the Premises which could result in any lien or encumbrance on Landlord's interest in the Building or any part thereof, or the land on which it is situated, shall keep the title to the same free and clear of any lien or encumbrance in respect of such work and shall indemnity and hold harmless Landlord against any claim, loss, cost, demand and legal or other expense, whether in respect of any lien or otherwise, arising out of the supply of material, services or labor for such work. Tenant shall immediately notify Landlord of any such lien, claim of lien or other action of which it has or reasonably should have knowledge and which affects the title to the Building or any part thereof, and shall cause the same to be removed within five (5) days (or such additional time as Landlord may consent to in writing), failing which Landlord may take such action as Landlord deems necessary to remove the same and the entire cost thereof shall be immediately due and payable by Tenant to Landlord. Tenant shall post such notices of non-liability of Landlord, in form and substance satisfactory to Landlord, as are necessary to prevent any such lien from attaching to Landlord's interest in the Premises or the Building.

         6.6 Signs. Any sign, lettering or design of Tenant which is visible from the exterior of the Premises shall be at Tenant's expense and subject to approval by Landlord, and shall conform to any uniform pattern of identification signs for tenants in the Building as may, from time to time, be prescribed by Landlord. Tenant shall not inscribe or affix any sign, lettering or design in the Premises or building which is visible from the exterior of the Building.

                                  ARTICLE VII
                                     TAXES

         7.1 Landlord's Taxes. Landlord shall pay before delinquency (subject to payment by Tenant of its Base Rent and such additional charges as are set forth in this Lease, including, without limitation, Operating Costs) every real estate tax and assessment, excepting Tenant's Taxes under Article 7.2. which is imposed, levied, assessed or charged by any governmental or quasi-governmental authority having jurisdiction, and which is payable in respect of the Term upon or on account of the Building or the land on which it is situated. In the manner set forth in this Lease for the payment of Operating Costs or, at Landlord's election in such other fashion and manner as may by Landlord be prescribed, Tenant shall reimburse to Landlord its proportionate share of that portion of such taxes which are paid with respect to the calendar year.

         7.2 Tenant's Taxes. Tenant shall pay before the delinquency every tax, assessment, license fee, excise and other charge, however prescribed, which is imposed, levied, assessed or charged by any governmental or quasi-governmental authority having jurisdiction and which is payable in respect to the Term upon or on account of:

             (a)Operations at, occupancy of, or conduct of business in or from the Premises by or with the permission of Tenant;

             (b)Fixtures or personal property in the Premises which do not belong to the Landlord; or

             (c)The Rent paid or payable by Tenant of Landlord for the Premises or for the use and occupancy of all or any part thereof:

             If Tenant fails to pay any such tax for which it is liable, and if the non-payment thereof may result in the imposition of any lien against the Building or any other property of Landlord (or the possibility of sale or forfeiture thereof), then Landlord may, following ten (10) days' written notice to tenant, pay such amount, which amount shall immediately be due and payable to Landlord together with a surcharge of twenty percent (20%) of the amount paid.

         7.3 Right to Contest. Landlord and Tenant shall each have the right to contest in good faith the validity or amount of any tax, assessment, license fee, excise fee and other charge which it is responsible to pay, provided that no contest by Tenant may involve the possibility of forfeiture, sale or disturbance of Landlord's interest in the Premises and that upon the final determination of any contest by Tenant, Tenant shall immediately pay and satisfy the amount found to be due, together with any costs, penalties and interest.

                                  ARTICLE VIII
                                   INSURANCE

         8.1 Landlord's Property Insurance. Landlord shall secure and maintain "all risk" property insurance on the Building. Landlord shall not be obligated to insure any furniture, equipment, trade fixtures, machinery, goods or supplies which Tenant may lease or maintain in the Demised Premises, or any addition or improvement which Tenant may make upon the Demised Premises. In addition, Landlord shall secure and maintain rental income insurance. Landlord may elect to self-insure for the coverages required under this Article. If the annual cost to Landlord for such property or rental income insurance exceeds the standard rates because of the nature of Tenant's operations, Tenant shall, upon receipt of appropriate invoices, reimburse Landlord for such increases in cost.

         8.2 Liability Insurance.

             a) Tenant (with respect to the Demised Premises and the Building) shall secure and maintain, at its own expense, a policy or policies of Commercial General Liability Insurance with the premiums thereon fully paid in advance, protecting Tenant and naming Landlord and Landlord's representatives (which term, whenever used in this Article 8. shall be deemed to include the following: Landlord's agents, employees, trustees, officers, directors, property manager, and advisors) as additional insureds against claims for bodily injury, personal injury, advertising injury and property damaged based upon, involving or arising out of the Tenant's use, occupancy or maintenance of the Demised Premises and the Building. Such insurance shall afford a combined single limit of not less than One Million Dollars ($1,000,000.00) per occurrence and aggregate of Two Million Dollars ($2,000,000.00). Any general aggregate shall apply on a per location basis. The coverage required to be carried shall include blanket contractual liability, personal injury liability (libel, slander, false arrest and wrongful eviction), and broad form property damage liability and the policy shall contain an exception to any pollution exclusion which insures damage or injury arising out of heat, smoke or fumes from a hostile fire. Such insurance shall be written on an occurrence basis and contain a standard separation of insureds provision. Tenant shall secure and maintain at its expense business auto liability insurance which insures against bodily injury and property damage claims arising out of the ownership, maintenance and use of any auto with a minimum combined single limit per accident of One Million Dollars ($1,000,000.00). In addition, Tenant shall secure and maintain workers' compensation and employer's liability insurance with limits of Five Hundred Thousand Dollars ($500,000.00) per accident, Five Hundred Thousand Dollars ($500,000.00) per employee for bodily injury by disease with a Five Hundred Thousand Dollar ($500,000.00) policy limit for bodily injury by disease, and all such other insurance as may be required by applicable law. Tenant shall also secure and maintain umbrella excess liability insurance on an occurrence basis that applies in excess of the required Commercial General Liability Insurance, business auto liability and employer's liability policies, which insures against bodily injury, property damage, personal injury and advertising injury claims, with a combined single limit of not less than Five Million Dollars ($5,000,000.00) per occurrence and an annual aggregate of Five Million Dollars ($5,000,000.00). Such insurance shall name Landlord and its representatives as additional insureds. Tenant shall provide Landlord with a certificate evidencing such insurance coverage. The certificate shall indicate that the insurance provided specifically recognizes the liability assumed by Tenant under this Lease and that Tenant's insurance is primary to and not contributory with any other insurance available to Landlord, whose insurance shall be considered excess insurance only. Not more frequently than every three years, if, in the opinion of any mortgagee of Landlord or of the insurance broker retained by Landlord, the amount of liability insurance coverage at that time is not adequate, then Tenant shall increase its liability insurance coverage as required by either any mortgagee of Landlord or Landlord's insurance broker.

             (b) Landlord (with respect to the Building) shall secure and maintain Commercial General Liability Insurance for at least the minimum coverage described in Section 8.2(a). Such insurance shall be in addition to, and not in lieu of, the insurance required to be maintained by Tenant. Landlord may elect to self-insure for this coverage. Tenant shall not be named as an additional insured on any policy of liability insurance maintained by Landlord.

         8.3 Tenant's Insurance.

             (a) Tenant shall secure and maintain, at Tenant's expense, "all risk" property insurance on all of Tenant's fixtures and personal properly in the Demised Premises and on any improvements or alterations, additions or improvements made by Tenant, upon the Demised Premises, all for the full replacement cost thereof. Tenant shall use the proceeds from such insurance for the replacement of fixtures and personal property and for the restoration of tenant improvements or alterations, additions or improvements to the Demised Premises. Landlord shall be named as loss payee. In addition, Tenant shall maintain business income and extra expense insurance with limits not less than one hundred percent (100%) of tenant's gross revenue for the twelve (12) month period. Tenant shall provide Landlord with certificates of all such insurance. The property insurance certificate shall confirm that the waiver of subrogation required to be obtained pursuant to Section 9.2 is permitted by the insurer. Tenant shall, at least fifteen (15) days prior to the expiration of any policy of insurance required to be maintained by Tenant under this Lease, furnish Landlord with an "insurance binder' or other satisfactory evidence of renewal thereof.

             (b) All policies required to be carried by Tenant hereunder shall be issued by and binding upon an insurance company licensed to do business in the State of Colorado with a rating of at least A-:VIII, or such other rating as may be required by a lender having a lien on the Building as set forth in the then most current issue of "Best's Insurance Reports." Tenant shall not do or permit anything to be done that would invalidate the insurance policies referred to in this Article 8. Evidence of insurance provided to Landlord shall include an endorsement showing that Landlord and its representatives are included as additional insureds on general liability insurance, and as loss payees for property insurance, and an endorsement whereby the insurer agrees not to cancel, non-renew or reduce coverage of the policy without at least thirty (30) days prior written notice to Landlord and its representatives.

             (c) In the event that Tenant fails to provide evidence of insurance required to be provided by Tenant hereunder, prior to commencement of the Term, and thereafter during the Term, within ten (10) days following Landlord's request therefor, and thirty (30) days prior to the expiration date of any such coverage, Landlord shall be authorized (but not required) to procure such coverage in the amounts stated with all costs thereof (plus a fifteen percent (15%) administrative fee) to be chargeable to Tenant and payable upon written invoice therefor.

             (d) The limits of insurance required by this Lease, or as carried by Tenant, shall not limit the liability of Tenant nor relieve Tenant of any obligation hereunder.


                                   ARTICLE IX
                          INJURY TO PERSON OR PROPERTY

         9.1 Indemnity and Exoneration.

             (a) Landlord shall not be liable for any loss, injury or damage to person or property of Tenant, Tenant's agents, employees, contractors, invitees or any other person, whether caused by theft, fire, act of God, acts of the public enemy, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority or which may arise through repair or alteration of any part of the Building or failure to make any such repair or from any other cause whatsoever except as expressly otherwise provided in Articles 15 and 16. Landlord shall not be liable for any loss, injury or damage arising from any act or omission of any other tenant or occupant of the Building, nor shall Landlord be liable under any circumstances for damage or inconvenience to Tenant's business or for any loss of income or profit therefrom (other than Landlord's gross negligence or willful misconduct).

             (b) Tenant shall indemnify, protect, defend and hold the Building, Landlord and its representatives, harmless of and from any and all claims, liability, losses, costs, damages, injury or expenses (including costs, expenses and attorneys fees) arising out of or in any way related to or resulting directly or indirectly from the use or occupancy of the Demised Premises, the actions of Tenant, its agents, employees, contractors or invitees in or about the Demised Premises or the Building and any default or breach by Tenant in the performance of any obligation of Tenant under this Lease; provided, however, that the foregoing indemnity shall not be applicable to claims arising as the result of the gross negligence or willful misconduct of Landlord.

             (c) Tenant shall indemnity, protect, defend and hold the Building, Landlord and its representatives, harmless of and from any and all claims, liability, losses, costs, damages, injury or expenses (including costs, expenses and attorneys' fees) arising out of or in any way related to or resulting directly or indirectly from work or labor performed, materials or supplies furnished to or at the request of Tenant or in connection with obligations incurred by or performance of any work done for the account of Tenant in the Demised Premises or the Building.

         9.2 Waiver of Subrogation. Anything in this Lease to the contrary notwithstanding, Landlord and Tenant each waives all rights of recovery, claim, action or cause of action against the other, its agents (including partners, both general and limited), trustees, officers, directors, and employees, for any loss or damage that may occur to the Demised Premises, or any improvements thereto, or the Building or any personal property of such party therein, by reason of any cause required to be insured against under this Lease, regardless of cause or origin, including negligence of the other party hereto; and each party covenants that, to the fullest extent permitted by law, no insurer shall hold any right to subrogation against such other party. Tenant shall advise its insurers of the foregoing and such waiver shall be a part of each policy maintained by Tenant which applies to the Demised Premises, any part of the Building or Tenant's use and occupancy of any part thereof.


                                   ARTICLE X
                           ASSIGNMENT AND SUBLETTING

         10.1 Assignment and Subleasing by Tenant. Tenant shall not have the right to sublet, hypothecate, encumber or otherwise transfer its leasehold interest in the Premises or any portion thereof under this Lease without Landlord's prior written consent and any attempt to do so shall constitute a material breach of this Lease. Landlord shall not unreasonably withhold its consent to an assignment or subletting to an assignee who is a wholly owned subsidiary company of Tenant or a company which on the date of execution of this Lease owns substantially all of the outstanding stock of Tenant, or a company which results from the reconstruction, consolidation, amalgamation or merger of Tenant, or a general partnership in which Tenant has a substantial interest (collectively called "Exempt Entities"), or to any other reputable entity which in Landlord's opinion is financially secure and not inconsistent with the character of the Building and the other tenants.

         10.2 First Offer to Landlord. If tenant wishes to assign or sublet this Lease (except to Exempt Entities) Tenant shall first offer in writing to assign or sublet (as the case may be) to Landlord on the same terms and conditions and for the same Rent as provided in this Lease. Any such first offer shall be deemed to have been rejected unless within twenty (20) days of receipt thereof Landlord delivers written notice of acceptance to Tenant.

         10.3 Tenant's Obligations Continue. No assignments, transfer or subletting (or use or occupation of the Premises by any other person) which is permitted under this Article shall in any way release or relieve Tenant of its obligations under this Lease unless such release or relief is specifically granted by Landlord to Tenant in writing and executed with like formality as this Lease, or except to the extent Landlord accepts the offer to sublease or assign as set forth in Article 10.2.

         10.4 Rent or Other Premiums. With respect to any assignment, sublease or other transfer of any interest herein or in the Premises, Tenant shall, notwithstanding any contrary provision herein, pay to Landlord, promptly following Tenant's receipt thereof, one-half (1/2) of the amount by which all rental and other payments (whether paid in installments, as lump sums or otherwise) relating to the space in question received by Tenant exceed the Base Rent, Additional Rent and other amounts payable pursuant to this Lease for the subject period with respect to such space (with the rental and other amounts payable by Tenant for the Premises allocated on the basis of leasable area). Amounts payable under this Section by Tenant to Landlord shall be based on gross figures of any reasonable costs incurred by Tenant in connection with the transaction in question. The provisions of this Section shall apply regardless of whether such assignment, sublease or other transfer is made in compliance with the provisions of this Lease. Any payments made to Landlord pursuant to this Section shall not cure any default under this Lease arising from such assignment, sublease or transfer. Tenant shall not artificially structure any assignment, sublease or other transfer in order to reduce the amount payable to Landlord under this Section, nor shall Tenant take any steps for the purpose of circumventing its obligation to pay amounts to Landlord under this Section; in the event Tenant does same, the amount payable to Landlord under this Section shall be an amount that would have been payable to Landlord had such circumvention not occurred.

         10.5 Subsequent Assignments. Landlord's consent to an assignment, transfer or subletting (or use or occupation of the Premises by any other person) shall not be deemed to be consent to any subsequent assignment, transfer, subletting, use or occupation.


                                   ARTICLE XI
                                    PARKING

         11.1 License to Use Parking Area. During the Term of this Lease, and so long as Tenant is not in default of any provision of this Lease, Tenant shall have a license to use up to twenty-five (25) nonreserved automobile parking stalls in or about the parking structure and parking areas adjacent to the Building at such additional charge for parking as Landlord shall reasonably determine, not to exceed charges for comparable parking in comparable office buildings in the Denver area. Landlord reserves the right to designate the location of usable parking stalls within the parking structure or in the parking areas, and to change such designation from time to time; provided, however, at least ten (10) of the designated parking stalls shall be in covered areas. Tenant agrees to obey such rules and regulations as Landlord may deem necessary for the safety and efficiency of operation of the parking garage and shall not use or occupy (nor permit its employees and invitees to occupy) spaces designated for the use of others, including without limitation, visitor parking. No bailment shall be created by use of the designated parking stalls. Under no circumstances may Tenant assign, lease or transfer the rights to the use of parking spaces granted herein.


                                  ARTICLE XII
                                   SURRENDER

         12.1 Possession. Upon the expiration or other termination of the Term and without further notice, Tenant shall immediately quit and surrender possession of the Premises in like condition as that which Tenant received the same and was required to maintain the Premises excepting only reasonable wear and tear. Upon such surrender, all right, title and interest of Tenant in the premises shall cease.

         12.2 Trade Fixtures, Personal Property and Improvements. Subject to Tenant's rights under Article 6.4, after the expiration or other termination of the Term, all of Tenant's trade fixtures, personal property and improvements remaining on the Premises shall be deemed conclusively to have been abandoned by Tenant and may be appropriated, sold, destroyed or otherwise disposed of by Landlord without notice or obligation to compensate Tenant or to account therefor, and Tenant shall pay to Landlord on written demand all costs Incurred by Landlord in connection therewith.

         12.3 Merger. The voluntary or other surrender of this Lease by Tenant or the cancellation of this Lease by mutual agreement of Tenant and Landlord shall not work a merger, and shall at Landlord's option terminate all or any subleases or subtenancies or operate as an assignment to Landlord of all or any subleases or subtenancies. Landlord's option hereunder shall be exercised by notice to Tenant and all known subtenants in the Premises or any part thereof.

         12.4 Payments After Termination. No payments of money by Tenant to Landlord after the expiration or other termination of the Term or after the giving of any notice by Landlord to Tenant, shall reinstate, continue or extend the Term or make ineffective any notice given to Tenant prior to the payment of such money. After the service of notice or the commencement of a suit, or after final judgment granting Landlord possession of the Premises, Landlord may receive and collect any sums of Rent due under the Lease, and the payment thereof shall not make ineffective any notice, or in any manner affect any pending suit or any judgment theretofore obtained.


                                  ARTICLE XIII
                                  HOLDING OVER

         13.1 Month-to-Month Tenancy. If, with Landlord's consent, Tenant remains in possession of the Premises after the expiration or other termination of the Term, Tenant shall be deemed to be occupying the Premises on a month-to-month tenancy only, at a monthly rental equal to two and one-half (2 1/2) times the Base Rent payable for the last month of the Term as set forth herein, and such month-to-month tenancy may be terminated by Landlord or Tenant on the last day of any calendar month by delivery of at least ten (10) days' advance notice of termination to the other. During such tenancy all terms and conditions of this Lease except, the Term and any right of renewal, shall remain in full force and effect and nothing contained in this Article shall be construed to limit or impair any of Landlord's rights of re-entry or eviction or constitute a waiver thereof.


                                  ARTICLE XIV
                             RULES AND REGULATIONS

         14.1 Purpose. The Rules and Regulations in Exhibit "D" have been adopted by Landlord for the safety, benefit and convenience of all tenants and other persons in the Building.

         14.2 Observance. Tenant shall at all times comply with, and shall cause its employees, agents, licensees and invitees to comply with, the Rules and Regulations front time to time in effect.

         14.3 Modification. Landlord may from time to time, for the purposes set out in this Article, amend, delete from, or add to the Rules and Regulations, provided that any such modification:

              (a) shall not be repugnant to any other provision of this Lease;

              (b) shall be reasonable and have general application to all tenants in the Building; and

              (c) shall be effective only upon delivery of a copy thereof to Tenant at the Premises or posting the same upon a conspicuous place within the Building or property upon which the Building is situated.

         14.4 Non-Compliance. Landlord shall use reasonable efforts to secure compliance by all tenants and other persons with the rules and Regulations from time to time in effect, but shall not be responsible to Tenant for failure of any person to comply with such Rules and Regulations.


                                   ARTICLE XV
                                 EMINENT DOMAIN

         15.1 Taking of Premises. If during the Term all of the Premises shall be taken for any public or quasi-public use under any statute or by right of eminent domain, or purchased under threat of such taking, this Lease shall automatically terminate on the date on which the condemning authority takes possession of the Premises (hereinafter called the "date of such taking").

         15.2 Partial Taking of Building. If during the Term only part of the Building is so taken or purchased as set out in Article 15.1. then:

              (a) If in the reasonable opinion of Landlord, substantial alteration or reconstruction of the Building is necessary or desirable as a result thereof, whether or not the Premises are or may be affected, Landlord shall have the right to terminate this Lease by giving the Tenant at least thirty (30) days' written notice of such termination; and

              (b) If more than one-third (1/3) of the number of square feet in the Premises is included in such taking or purchase and such reduction in square footage of the Premises renders the Premises unusable, in the reasonable estimation of Landlord, for the permitted use hereunder as conducted by Tenant, Landlord and Tenant shall each have the right to terminate this Lease by giving the other at least thirty (30) days' written notice thereof.

              If either party exercises its right to termination hereunder, this Lease shall terminate on the date stated in the notice; provided, however, that no termination pursuant to notice hereunder may occur later than sixty
(60) days after the date of such taking.

         15.3 Surrender. On any such date of termination under Article 15.1 or
15. Tenant shall immediately surrender to Landlord the Premises and all interests therein under this Lease. Landlord may re-enter and take possession of the Premises and remove Tenant therefrom, and the Rent shall abate on the date of termination, except that if the date of such taking differs from the date of termination. Rent shall abate on the former date in respect of the portion taken. After such termination and on notice from Landlord stating the Rent then owing, Tenant shall forthwith pay Landlord such Rent.

         15.4 Partial Taking of Premises. If any portion of the Premises (but less than the whole thereof) is so taken, and no rights of termination herein conferred are timely exercised, the Term of this

Lease shall expire with respect to the portion so taken on the date of such taking. In such event the Rent payable hereunder with respect to such portion so taken shall abate on such date, and the Rent thereafter payable with respect to the remainder not so taken shall be adjusted pro rata by Landlord in order to account for the resulting reduction in the number of square feet in the Premises.

         15.5 Awards. Upon any such taking or purchase, Landlord shall be entitled to receive and retain the entire award or consideration for the affected lands and improvements, and Tenant shall not have nor advance any claim against Landlord for the value of its property or its leasehold estate or the unexpired Term of the Lease, or for costs of removal or relocation, or business interruption expense or any other damages arising out of such taking or purchase. Nothing herein shall give Landlord any interest in or preclude Tenant from seeking and recovering on its own account from the condemning authority any award or compensation attributable to the taking or purchase of Tenant's improvements, chattels or trade fixtures, or the removal; or relocation of its business and effects, or the interruption of its business. If any award made or compensation paid to either party specifically includes an award or amount for the other, the party first receiving the same shall promptly account thereof to the other.


                                  ARTICLE XVI
                        DAMAGE BY FIRE OR OTHER CASUALTY

         16.1 Limited Damage to Premises. If all or part of the Premises are rendered unleaseable by damage from fire or other casualty which, in the reasonable opinion of Landlord, can be substantially repaired under applicable laws and governmental regulations within 180 days from the date of such casualty (employing normal construction methods without overtime or other premiums), Landlord shall forthwith and to the extent Insurance proceeds are made available therefor, repair such damage other than damage to improvements, furniture, chattels or trade fixtures which do not belong to Landlord.

         16.2 Major Damage to Premises. If all or part of the Premises are rendered unleaseable by damage from fire or other casualty which, in the reasonable opinion of Landlord cannot be substantially repaired under applicable laws and governmental regulation within 180 days from the date of such casualty (employing normal construction methods without overtime or other premiums), Landlord shall notify Tenant in writing within thirty (30) days following such casualty, then either Landlord or Tenant may elect to terminate this Lease as of the date of such casualty by written notice delivered to the other not more than ten (10) days after receipt of such written notice, failing which Landlord shall forthwith and to the extent insurance proceeds are made available therefor, repair such damage other than damage to improvements, furniture, chattels or trade fixtures which do not belong to Landlord.

         16.3 Abatement. If Landlord is required to repair damage to all or part of the Premises under article 16.1 or 16.2, the Rent payable by Tenant hereunder shall be proportionately reduced to the extent that the Premises are thereby rendered unusable by Tenant in its business, from the date of such casualty until five (5) days after completion by Landlord of the repairs to the Premises (or part thereof rendered unleaseable) (or until Tenant again uses the Premises (or part thereof rendered unusable) in its business, whichever first occurs.

         16.4 Major Damage to Building. If all or a substantial part (whether or not including the Premises) of the Building is rendered unleaseable by damage from fire or other casualty to such material extent that in the reasonable opinion of Landlord the Building must be totally or partially demolished, whether or not to be reconstructed in whole or in part, Landlord may elect to terminate this Lease as of the date of such casualty (or on the date of notice if the Premises are unaffected by such casualty) by written notice delivered to Tenant not more than sixty (60) days after the date of such casualty.

         16.5 Failure to Rebuild. In the event this Lease is not terminated following damage from fire or other casualty, but Landlord fails to substantially complete repairs or rebuilding within 270 days from the date of the casualty, Tenant may elect to terminate this Lease by providing Landlord with written notice of termination within thirty (30) days following said 270th day.

         16.6 Limitation on Landlord's Liability. Except as specifically provided in this Article XVI, there shall be no reduction of Rent and Landlord shall have no liability to Tenant by reason of any injury to or interference with Tenant's business or property arising from fire or other casualty, however caused, or from the making of any repairs resulting therefrom in or to any portion of the Building or Premises. Notwithstanding anything contained herein, Rent payable by Tenant hereunder shall not be abated if the damage is caused by any act or omission of Tenant, its agents, servants, employees or any other person entering upon the Premises under express or implied invitation or Tenant.


                                  ARTICLE XVII
                             TRANSFERS BY LANDLORD

         17.1 Sales, Conveyance and Assignment. Nothing in this Lease shall restrict the right of Landlord to sell, convey, assign or otherwise deal with its interest in the Building subject only to the rights of Tenant under this Lease.

         17.2 Effect of Sale, Conveyance or Assignment. Provided that Tenant's Security Deposit is transferred to Landlord's successor, a sale, conveyance or assignment of the Landlord's interest in the Building shall operate to release Landlord from liability from and after the effective date thereof upon all of the covenants, terms and conditions of this Lease, express or implied, except as such may relate to the period prior to such effective date, and Tenant shall thereafter rook solely to Landlord's successor-in-interest in and to this Lease. This Lease shall not be affected by any such sale, conveyance or assignment, and Tenant shall attorn to Landlord's successor-in-interest thereunder.

         17.3 Subordination. This Lease is and shall be subject and subordinate in all respects to any and all mortgages and deeds of trust now or hereafter placed on the Building or the land on which it is situated, and to all renewals, modifications, consolidations, replacements and extensions thereof.

         17.4 Attornment. Subject to Article 17.5, if the interest of Landlord is transferred to any person (herein called ("Purchaser") by reason of foreclosure or other proceedings for enforcement of any mortgage or deed of trust, or by delivery of a deed in lieu of such foreclosure or other proceedings, Tenant shall immediately and automatically attorn to Purchaser.

         17.5 Nondisturbance. No attornment by Tenant to the holder of any mortgage or deed of trust which would be subordinate to this Lease but for the provisions of Article 17.3 shall be effective unless Purchaser delivers to Tenant written undertaking that this Lease and Tenant's rights hereunder shall continue undisturbed while Tenant is not in default, despite such enforcement proceedings and transfer.

         17.6 Effect to Attornment. Upon attornment under Article 17.4. this Lease shall continue in full force and effect as a direct Lease between Purchaser and Tenant, upon all of the same terms, conditions and covenants as are set forth in this Lease except that, after such attornment, Purchaser shall not be:

              (a) Liable for any act of omission of any previous Landlord; or

              (b) Subject to any offsets or defenses which Tenant might have against any previous Landlord; or

              (c) Bound by any prepayment by Tenant of more than one
(1) month's installment of Rent.

         17.7 Execution of Instruments. The subordination and attornment provisions of this Article XVII shall be self-operating and except as set out in Article 17.5, no further instrument shall be required. Nevertheless Tenant, on request by and without cost to Landlord or any successor in interest, shall execute and deliver any and all reasonable instruments further evidencing such subordination and (where applicable hereunder) attornment. Tenant hereby irrevocably appoints Landlord as attorney-in-fact of Tenant to execute, deliver and record any such documents and instruments in the name and on behalf of Tenant if Tenant fails to do so.


                                 ARTICLE XVIII
                NOTICES, ACKNOWLEDGMENT, AUTHORITIES FOR ACTION

         18.1 Notices. Any notice from any party to the other hereunder shall be in writing and shall be deemed duly served if delivered personally to a responsible employee of the party being served, or if mailed by registered or certified mail, return receipt requested, addressed to Tenant at the Premises (whether or not Tenant has departed from, vacated or abandoned the same) or to Landlord at the place from time to time established for the payment of Rent. Any notice shall be deemed to have been given at the time of personal delivery or, if mailed, on the first to occur of the date of delivery set forth on the return receipt, or the date delivery was refused by the addressee, or the date such notice was returned by the post office due to failure of the addressee to accept delivery. Either party shall have the right to designate by notice, in the manner above set forth, a different address to which notices are to be mailed.

         18.2 Estoppel Certificates. Each of the parties hereto shall at any time and from time to time upon not less than twenty (20) days prior notice from the other execute, acknowledge and deliver a written statement certifying that:

              (a) This Lease is in full force and effect, subject only to such modifications (if any) as may be set out therein:

              (b) Tenant is in possession of the Premises and paying
Rent as provided in this Lease, or if not, specifying any defects in possession or defaults in the payment of Rent;

              (c) The dates (if any) to which Rent is paid in advance; and

              (d) That there are not, to such party's knowledge, any uncured defaults on the part of the other party hereunder, or specifying such defaults if any are claimed.


         Any such statement may be relied upon by any prospective transferee or encumbrancer of all or any portion of the Building, or any assignee of any such persons. If Tenant fails to timely deliver such statement, Tenant shall be deemed to have acknowledged that this Lease is in full force and effect, without modification except as may be represented by Landlord, and that there are no uncured defaults in Landlord's performance.


                                  ARTICLE XIX
                                    DEFAULT

         19.1 Interest and Costs. Subject to the grace periods provided in
Section 3.5 hereof, Tenant shall pay to Landlord interest at a rate equal to the less of one and one-half percent (1-1/2%) per month, or the maximum rate permitted by applicable law, upon all Rent required to be paid hereunder from and after the fifth day following the due date for payment thereof until the same is fully paid and satisfied. Tenant shall indemnify Landlord against all costs and charges (including legal fees) lawfully and reasonably incurred in enforcing payment thereof, and in obtaining possession of the Premises after default of Tenant or upon expiration or earlier termination of the Term of this Lease, or in enforcing any covenant, proviso or agreement of Tenant herein contained.

         19.2 Right of Landlord to Perform Covenant. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant, at Tenant's sole cost and expense, and without any abatement of Rent, if Tenant shall fail to perform any act on its part to be performed hereunder, Landlord may (but shall not be obligated to) perform such act without waiving or releasing Tenant from any of its obligations relative thereto. All such paid or costs incurred by Landlord in so performing such acts under this Article 19.2, together with interest thereon at the rate set out in
Article 19.1 from the date each such payment was made or each such cost incurred by Landlord, shall be payable by Tenant to Landlord on demand.

         19.3 Event of Default. At the option of Landlord, Tenant shall be in default of this Lease and an event of default shall be deemed to have occurred, if and whenever:

              (a) Part or all of the Rent hereby reserved is not paid when due;
or

              (b) Any goods, chattels, security deposit or equipment of Tenant is taken or eligible in execution or in attachment or if a writ of execution is issued against Tenant; or

              (c) Tenant becomes insolvent or commits an act of bankruptcy or becomes bankrupt or takes the benefit of any statute that may be in force for bankrupt or Insolvent debtors or becomes involved in voluntary or involuntary winding-up proceedings; or

              (d) If a receiver shall be appointed for the business, property, affairs or revenues of Tenant; or

              (e) Tenant fails to observe, perform and keep each and every one of the covenants, agreements, provisions, stipulations and conditions herein contained to be observed, performed and kept by Tenant (other than payment of Rent) and persists in such failure after ten (10) days notice by Landlord requiring that Tenant remedy, correct, desist or comply, or if any such breach would reasonably require more than ten (10) days to rectify, unless Tenant commences rectification within the 10-day notice period and cures the subject failure within thirty (30) days from the date of notice; or

              (f) Tenant abandons the Premises or any portion thereof; or

              (g) Tenant does or permits anything to be done which creates a lien upon the Premises, and fails to cause the lien to be removed within thirty (30) days; or

              (h) An assignment by Tenant for the benefit of creditors; or

              (i) Any financial statement or any representation given to Landlord by Tenant, or any assignee, sublessee, other transferee or successor of Tenant or any guarantor of this Lease, proves to be materially false or misleading; or

              (j) Failure to pay the termination fee provided for in Section
21.14 after giving Landlord a termination notice.

         19.4 Landlord's Remedies Upon Default. Upon the occurrence of any event of default, Landlord shall have the option to pursue any one or more of the following remedies without notice or demand whatsoever:

              (a) Give Tenant written notice of intent to terminate this Lease on the date of such notice or on any later date as may be specified herein, whereupon tenant's right to possession of the Premises shall cease and this Lease, except as to Tenant's liability, shall be terminated.

                  In the event this Lease is terminated in accordance with the provisions of this paragraph, Tenant shall remain liable to Landlord for damages in an amount equal to the Rent and other sums which would have been owing by Tenant hereunder for the balance of the Term had this Lease not been terminated, less the net proceeds, it any, of any reletting of the Premises by Landlord subsequent to such termination, deducting all Landlord's expenses including, without limitations, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, expenses of employees, alteration and repair costs and expenses of preparation for such reletting. Landlord shall be entitled to collect such damages from Tenant monthly on the days on which the Rent and other charges would have been payable hereunder if this Lease had not been terminated. Alternatively, at the option of the Landlord, in the event this Lease is so terminated, Landlord shall be entitled to recover forthwith against Tenant as damages for loss of the bargain and not as a penalty an aggregate sum, which at the time of such termination of this Lease, represents the excess, if any, of the aggregate of the Rent and all other charges payable by Tenant hereunder that would have accrued for the balance of the Term over the aggregate fair market rental value of the Premises (such rental value to be computed on the basis of Tenant paying not only a Rent to Landlord for the use and occupation of the Premises, but also such other charges as are required to be paid by Tenant under the terms of this Lease) for the balance of such Term, both discounted to present worth at the rate of four percent (4%) per annum.

              (b) Reenter and take possession of the Premises or any part thereof, and repossess the same as of Landlord's former estate and expel
Tenant and those claiming through and under Tenant, and remove the effects of both or either, using such force for such purposes as may be necessary, without being liable for prosecution thereof, without being deemed guilty of any manner of trespass, and without prejudice to any remedies for arrears of Rent or proceeding breach of covenants or conditions. Should Landlord elect to reenter as provided in this subparagraph, or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord from time to time, without terminating this Lease, relet the Premises or any part thereof in Landlord's or Tenant's name, but for the account of Tenant, for such Term or Terms (which may be greater or less than the period which would otherwise have constituted the balance of Term of this Lease) and on such conditions and upon other Terms (which may include concessions of free Rent and alteration and repair of the Premises) as Landlord. In its sole discretion, may determine, and Landlord may collect and receive the Rents therefor. Landlord shall in no way be responsible or liable for any failure to relet the Premises, or any part thereof, or for any failure to collect any Rent due upon such retailing. No such reentry or taking possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention is given to Tenant. No notice from Landlord hereunder or under a forcible entry and detainer statute or similar law shall constitute an election by Landlord to terminate this Lease unless such notice specifically so states. Landlord reserves the right following any such reentry and/or retailing to exercise its right to terminate this Lease by giving Tenant such written notice, in which event the Lease will terminate as specified in said notice.

              In the event that Landlord does not elect to terminate this Lease but takes possession as provided for in this subparagraph, Tenant shall pay to Landlord (i) the Rent and other charges as herein provided which would be payable hereunder if such repossession had not occurred, less (ii) the net proceeds, if any, of any retailing of the Premises after deducting all Landlord's reasonable expenses including, without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, expenses of employees, alteration and repair costs and expense of preparation for such retailing. Tenant shall pay such Rent and other sums to Landlord monthly on the days on which the Rent would have been payable hereunder if possession had not been retaken.

         19.5 Waiver of Exemption and Redemption. Notwithstanding anything contained in any statute now or hereafter in force limiting or abrogating the right of distress, none of Tenant's goods, chattels or trade fixtures on the Premises at any time during the continuance of the Term shall be exempt from levy by distress for Rent in arrears, and upon any claim being made for such exemption by Tenant or on distress being made by Landlord this Agreement may be pleaded as an estoppel against Tenant in any action brought to test the right to the levying upon any such goods as are named as exempted in any such statute, Tenant hereby waiving all and every benefit that could or might have accrued to Tenant under and by virtue of any such statute but for this Lease. Tenant hereby expressly waives any and all rights or redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the Premises, by reason of the violation by Tenant of any of the terms or conditions of this Lease or otherwise.

         19.6 Remedies Cumulative. No reference to nor exercise of any, specific right or remedy by Landlord shall prejudice or preclude Landlord from exercising or invoking any other remedy in respect thereof, whether allowed at law or in equity or expressly provided for herein. No such remedy shall be exclusive or dependent upon any other such remedy, but Landlord may from time to time exercise any one or more of such remedies independently or in combination.

         19.7 DELETED.


                                   ARTICLE XX
                  DEFAULT BY LANDLORD; LIMITATION OF LIABILITY

         20.1 Landlord Default. Landlord shall not be deemed to be in default hereunder unless obligations required of Landlord hereunder are not performed by Landlord, or by any beneficiary under any deed of trust, mortgagee, ground lessor or other lienholder with rights in all or any portion of the Building, within thirty (30) days after written notice thereof by Tenant to Landlord and to such other parties whose names and addresses are furnished to Tenant in writing, which notice specifies that there has been a failure to perform such obligations; provided, however, that if the nature of such obligations is such that more than thirty (30) days are reasonably required for their cure, Landlord shall not be deemed to be in default hereunder if Landlord or any of such other parties commences such cure within such thirty (30) day period and thereafter diligently pursues such cure to completion.

         20.2 Satisfaction of Judgment. If Landlord is in default hereunder, and, as a consequence thereof, Tenant wins a judgment against Landlord, such judgment may be satisfied only out of the right, title and interest of Landlord in the Building and out of the rent or other revenue receivable by Landlord from the Building, or out of the proceeds receivable by Landlord from the sale or other disposition of all or any portion of Landlord's right, title and interest in the Building. Neither Landlord nor any of Landlord's directors, employees, agents or representatives shall be personally liable for any deficiency or otherwise.

                                  ARTICLE XXI
                                 MISCELLANEOUS

         21.1 Relationship of Parties. Nothing contained in this Lease shall create any relationship between the parties hereto other than that of landlord and tenant, and it is acknowledged and agreed that Landlord does not in any way or for any purpose become a partner of Tenant in the conduct of its business, or a joint venturer or a member of a joint or common enterprise with Tenant.

         21.2 Consent Not Unreasonably Withheld. Except as otherwise specifically provided, whenever consent or approval of Landlord or Tenant is required under the terms of this Lease, such consent or approval shall not be unreasonably withheld or delayed. Tenant's sole remedy if Landlord unreasonably withholds or delays consent or approval shall be an action for specific performance, and Landlord shall not be liable for damages.

         21.3 Name of Building. Landlord shall have the right, after thirty
(30) days notice to Tenant, to designate or change the name or number of the Building during the Term without liability to Tenant.

         21.4 Applicable Law and Construction. This Lease shall be governed by and construed under the laws of the State of Colorado and its provisions shall be construed as a whole according to their common meaning and not strictly for or against Landlord or Tenant. The words Landlord and Tenant shall include the plural as well as the singular. If this Lease is executed by more than one Tenant, Tenant's obligations hereunder shall be joint and several obligations of such executing Tenants. Time is of the essence of this Lease and each of its provisions. The captions of the Articles are included for convenience only, and shall have no effect upon the construction or interpretation of this Lease.

         21.5 Waiver of Conflicting Laws. To the maximum extent permitted by law, Tenant hereby waives all provisions of, and protection under, any decisions, statutes, rules and regulations or other laws of the State of Colorado to the extent same or inconsistent with the terms and provisions of this Lease, including without limitation, all rights and remedies of Landlord of Article XIX hereof.

         21.6 Entire Agreement. This Lease, together with its Exhibits and such Rules and regulations presently in effect, comprise the entire agreement between the parties hereto with respect to the subject matter of this Lease. Tenant acknowledges and agrees that it has not relied upon any statement, representation, agreement or warranty except such as are set out in this Lease.

         21.7 Amendment or Modification. Unless otherwise specifically provided in this Lease, no amendment, modification, or supplement to this Lease shall be valid or binding unless set out in writing and executed by the parties hereto in the same formality and manner as the execution of this Lease.

         21.8 Construed Covenants and Severability. All of the provisions of this Lease are to be construed as independent covenants and agreements as though the words importing such independent covenants and agreements were used in each separate Article hereof. Should any provision of this Lease be or become invalid, void, illegal or not enforceable, it shall be considered separate and severable from the Lease and the remaining provisions shall remain in force and be binding upon the parties hereto as though such provision had not been included.

         21.9 No Implied Surrender or Waiver. No provisions of this Lease shall be deemed to have been waived by Landlord or Tenant unless such waiver is in writing signed by Landlord or Tenant. Landlord's or Tenant's waiver of a breach of any term or condition of this Lease shall not prevent a subsequent act, which would have originally constituted a breach, from having all the force and effect of any original breach. Landlord's receipt of Rent with knowledge of a breach by Tenant or any term or condition of this Lease shall not be deemed a waiver of such breach even in the absence of protest or reservation of rights. Landlord's failure to enforce against Tenant or any other tenant in the Building of any of the Rules and Regulations made hereunder shall not be deemed a waiver of such Rules and Regulations. No act or thing done by Landlord, its agents or employees during the Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid, unless in writing signed by Landlord. The delivery of keys to any of Landlord's agents or employees shall not operate as a termination of this Lease or a surrender of the Premises. No payment by Tenant, or receipt by Landlord, of a lesser amount than the Rent due hereunder shall be deemed to be other than on account of the earliest stipulated Rent, nor shall any endorsement, or statement on any check or any letter accompanying any check, or payment as Rent, be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy available to Landlord.

         21.10 Light and Air. Tenant covenants and agrees that no diminution of light, air or view by any structure which may hereafter be erected (whether or not by Landlord) shall entitle Tenant to any reduction of rent under this Lease, result in any liability of Landlord to Tenant, or in any other way affect this Lease or Tenant's obligations hereunder.

         21.11 Relocation Right. Landlord may substitute for the Premises other space in the Building equal or greater in area to the Premises, suitable for Tenant's use and similar configuration, and this Lease shall be deemed modified so as to eliminate the Premises hereby leased and to substitute therefore such other premises; provided, that Tenant's Base Rent and share of Operating Costs shall not be increased. The costs of preparing such premises for Tenant's use shall be at Landlord's expense, and further, any of Tenant's reasonable costs of moving shall be paid by Landlord. Furthermore, such substituted premises shall be ready for occupancy within three (3) business days of the time Tenant is required to move. In such event, in all other respects this Lease shall remain in full force and effect according to its terms.

         21.12 Authority. If Tenant is a corporation, trust or partnership, each individual executing this Lease on behalf of Tenant represents and warrants that he or she is duly authorized to so execute and deliver this Lease. If Tenant is a corporation, trust or partnership, it shall, within ten
(10) days after execution of this Lease, deliver to Landlord satisfactory evidence of such authority. If Tenant is a corporation, it shall, upon demand by Landlord, also deliver to Landlord satisfactory evidence of (a) good standing in Tenant's state of incorporation, and (b) qualification to do business in the State of Colorado.

         21.13 Successors Bound. Except as otherwise specifically provided, the covenants, terms, and conditions contained in this Lease shall apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

         21.14 Tenant's Early Termination Right. At Tenant's option and so long as Tenant is not in default under any terms of the Lease, Tenant shall have a one time right to terminate this Lease effective as of December 31, 1997. In order to exercise this right to terminate, Tenant shall deliver written notice of the exercise to Landlord on or before July 1, 1997, and as consideration for this right to terminate, Tenant shall pay Landlord on or before November 30, 1997 a termination fee equal to three (3) months rent, plus Five Thousand Six Hundred Sixty-Five and 50/100ths ($5,665.50) representing the difference between the Base Rent paid for the first three (3) years of the Lease and the net effective rate for the term, plus all of Landlord's unamortized costs of the tenancy including, but not limited to, tenant improvements; leasing commissions and attorney's fees. The costs shall be amortized on a straight line basis over the Term of the Lease with interest at ten percent (10%) per annum. If Tenant delivers the termination notice and fails to pay the termination fee, Tenant shall be in default of the Lease and Landlord shall be entitled to all the remedies set forth in Article 19.

         21.15 Option to Renew. Landlord hereby grants to Tenant one (1) three
(3) year option to renew this Lease at the then current market rate for comparable office space in the southeast suburban Denver, Colorado market area. The option to renew shall be exercisable by Tenant only if Tenant is not in default of any material provision under this Lease or in default of any monetary provision of this Lease. In order to exercise the Option to Renew, Tenant must give written notice to Landlord of its intent to exercise the option at least six (6) months prior to the expiration of the Term. If Tenant fails to provide such written notice this option shall laps and thereafter be null and void.

         21.16 Right of First Refusal. At all times during the Term of this Lease (providing that Tenant is not in default of any material provision of this Lease or in default of any monetary provision of this Lease), Landlord shall grant to Tenant (subject to any prior rights or existing tenancies) a First Right of Refusal on all space on the second floor, south wing of the Building, as designated on the floor plan attached hereto as Exhibit "A". So long as Tenant is not in default of any material or monetary provision of this Lease, Tenant may exercise its First Right of Refusal on all of such space by giving Landlord written notice within five (5) business days of Tenant's receipt of notice from Landlord that such space is available. The parties agree that the lease rate for such expansion space shall be the then current market rate for comparable space in the southeast suburban Denver, Colorado market area. Except for Base Rent, the terms of the Lease for the right of first refusal space shall be substantially the same as those provided in this Lease. In the event Tenant fails to exercise its Right of First Refusal or the parties cannot agree on the terms thereof, this Right of First Refusal shall lapse and thereafter be of no further force and effect.

         21.17 Guaranty. As additional consideration and as a requirement of Landlord executing this Lease, the Tenant's owner has agreed to deliver to Landlord the Guaranty attached hereto as Exhibit "E". If after the expiration of sixty (60) months from the Commencement Date the Tenant has not been in default of any provisions of the Lease and the Tenant's financial condition is determined to be creditworthy by the Landlord, the Landlord will consider returning the Guaranty to the shareholders and not requiring it as a condition to the Lease; provided, however, that such decision shall be made in the sole and absolute discretion of Landlord.

         IN WITNESS WHEREOF, Landlord and Tenant have properly executed this Lease as of the day of 1994.

LANDLORD:                                   TENANT:

STATE OF CALIFORNIA PUBLIC                  NEON HEALTHCARE SYSTEM, INC.,
EMPLOYEES' RETIREMENT SYSTEM                an Illinois corporation
a unit of the State and Consumer
Services Agency of the State of             By:
                                               ---------------------------------
                                                                       Date
By:
-----------------------------------
                            Date            Name:
                                                 -------------------------------

Name:                                       Title:
     ------------------------------               ------------------------------

Title:
      -----------------------------

BY:
   --------------------------------

STATE OF CALIFORNIA                 )
                                    )ss.
COUNTY OF SACRAMENTO                )

         On __________, 199__, before me, the undersigned, a Notary Public in and for said State, personally appeared personally known to be (or proved to me on the basis of satisfactory evidence) to be of agent for the State of California Public Employees' Retirement System, a unit of the State and Consumer Services Agency of the State of California, and acknowledged to be that such State of California Public Employees' Retirement System executed the same.

         Witness my hand and official seal:

         My commission expires:______________________.

[S E A L]

                                            ------------------------------------
                                            Notary Public



STATE OF COLORADO                   )
                                    )ss.
COUNTY OF                           )

         The foregoing instrument was acknowledged before me this ______ day of 199__ by ____________________, as ___________________ of NEON HEALTHCARE SYSTEM,
INC.

         My commission expires:_______________________.

[S E A L]


                                            ------------------------------------
                                            Notary Public

                                  EXHIBIT "A"
                             FLOOR PLAN OF PREMISES

                                  EXHIBIT "B"
                         LEGAL DESCRIPTION OF BUILDING


That certain land situated in ARAPAHOE County, Colorado and described as follows:

THE NORTH 4/5THS OF TRACT 8, SUBDIVISION OF SECTION 21, TOWNSHIP 5 SOUTH, RANG 67 WEST, COUNTY OF ARAPAHOE, STATE OF COLORADO, EXCEPT PORTIONS CONVEYED TO THE CITY OF GREENWOOD VILLAGE IN DEED RECORDED APRIL 24, 1981 IN BOOK 2402 AT PAGE 436, AND IN DEED RECORDED OCTOBER 29, 1981 IN BOOK 3520 AT PAGE 521.

                                  EXHIBIT "C"
                      AGREEMENT FOR COMPLETION OF PREMISES

         Tenant Finish Allowance. Landlord shall provide Tenant a tenant finish allowance of Nine and No/100ths Dollars ($9.00) per rentable square foot of the Premises (the "tenant improvement allowance") to be applied solely for the purposes of space plans, designs, construction drawings, demolition and tenant improvements in accordance with the space plan dated September 20, 1994 which is attached hereto as Exhibit 1 (hereinafter collectively referred to as "Tenant Improvements"). In the event the cost of Tenant Improvements as set forth in the space plan exceeds the tenant improvement allowance or Tenant modifies the space plans and the modifications result in the cost exceeding the tenant improvement allowance, Tenant shall pay Landlord for such excess within ten (10) days of the receipt of an invoice from Landlord for said excess. In the event Landlord is aware prior to the commencement of construction of the Tenant Improvements, that the cost of Tenant Improvements will exceed the tenant improvement allowance, Landlord may request that Tenant pay Landlord the estimated amount of said excess prior to the commencement of construction.

                                  EXHIBIT 1 TO
                      AGREEMENT FOR COMPLETION OF PREMISES

                                   SPACE PLAN

                                  EXHIBIT "D"
                             RULES AND REGULATIONS

         1. Security. Landlord may from time to time adopt appropriate systems and procedures for the security or safety of the Building, any persons occupying, using or entering the same, or any equipment, finishing or contents thereof, and Tenant shall comply with Landlord's reasonable requirements relative hereto.

         2. Locks. Landlord may from time to time install and change locking mechanisms on entrances to the Building, common areas thereof, and the Premises, and (unless 24 hour security is provided by the Building) shall provide to Tenant a reasonable number of keys and replacements therefor to meet the bona fide requirements of Tenant. In these rules "keys" include any device serving the same purpose. Tenant shall not add to or change existing locking mechanisms on any door in or to the Premises without Landlord's prior written consent. If without Landlord's consent, Tenant installs lock(s) incompatible with the Building master locking system:

            (a) Landlord, without abatement of Rent, shall be relieved of any obligation under the Lease to provide any service to the affected areas which requires access thereto;

            (b) Tenant shall indemnify Landlord against any expense as a result of forced entry thereto which may be required in an emergency; and

            (c) Tenant shall at the end of the Term and at Landlord's request remove such lock(s) at Tenant's expense.

         3. Return of Keys. At the end of the Term, Tenant shall promptly return to Landlord all keys for the Building and Premises which are in possession of Tenant.

         4. Windows. Tenant shall observe Landlord's rules with respect to maintaining uniform drapes at all windows in the Premises so that the Building presents a uniform exterior appearance, and shall not install any window shades, screens, drapes, covers or other materials on or at any window in the Premises without Landlord's prior written consent.

         5. Repair, Maintenance, Alterations and Improvements. Tenant shall carry out Tenant's repair, maintenance, alterations and improvements in the Premises only during times agreed to in advance by Landlord and in a manner which will not interfere with the rights of other tenants in the Building.

         6. Water Fixtures. Tenant shall not use water fixtures for any purpose for which they are not intended, nor shall water be wasted by tampering with such fixtures. Any cost or damage resulting form such misuse by Tenant shall be paid for by Tenant.

         7. Personal Use of Premises. The Premises shall not be used or permitted to be used for residential, lodging or sleeping purposes or for the storage of personal effects or property not required for business purposes.

         8. Heavy Articles. Tenant shall not place in or move about the Premises without Landlord's prior written consent any safe or other heavy article which in Landlord's reasonable opinion may damage the Building, and Landlord, may designate the location of any heavy articles in the Premises.

         9. Bicycles, Animals. Tenant shall not bring any animals or birds into the Building, and shall not permit bicycles or other vehicles inside or on the sidewalks outside the Building except in areas designated from time to time by Landlord for such purposes.

         10. Deliveries. Tenant shall ensure that deliveries to Tenant of materials and supplies to the Premises are made through such entrances, elevators and corridors and at such times as may from time to time be designated by Landlord, and shall promptly pay or cause to be paid to Landlord the cost of repairing any damage in the Building caused by any person making such deliveries to Tenant; provided, however, that during Tenant's move into the Premises, Tenant shall not be charged any additional amounts for the use of elevators or other services of the Building.

         11. Furniture and Equipment. Tenant shall ensure that furniture and equipment being moved into or out of the Premises is moved through such entrances, elevators and corridors and at such times as may from time to time be designated by Landlord, and by movers or a moving company approved by Landlord, and shall promptly pay or cause to be paid to Landlord the cost of repairing any damage in the Building caused by Tenant's movers.

         12. Solicitations. Landlord reserves the right to restrict or prohibit canvassing, soliciting or peddling in the Building.

         13. Food and Beverages. Only persons approved from time to time by Landlord may prepare, solicit orders for, sell, serve or distribute foods or beverages in the Building, or use the elevators, corridors or commons areas for any such purposes. Except with Landlord's prior written consent and in accordance with arrangements approved by Landlord, Tenant shall not permit on the Premises the use of equipment for dispensing food or beverages or for the preparation, solicitation of orders for, sale, serving, or distribution of food or beverages. Microwave ovens and refrigerators are permissible in Tenant's kitchen.

         14. Refuse. Tenant shall place all refuse in proper receptacles provided by Tenant at its expense in the Premises or in receptacles (if any) provided by Landlord for the Building, and shall keep sidewalks and driveways outside the Building, and lobbies, corridors, stairwells, ducts and shafts of the Building, free of all refuse.

         15. Obstructions. Tenant shall not obstruct or place anything in or on the sidewalks or driveways outside the Building or in the lobbies, corridors, stairwells or other common areas of the Building, or use such locations for any purpose except access to and exit from the Premises without Landlord's prior written consent. Tenant may remove at Tenant's expense any such obstruction or thing (unauthorized by Landlord) without notice or obligation to Tenant.

         16. Dangerous or Immoral Activities. Tenant shall not make any use of the Premises which involves the danger or injury to any person, nor shall the same be used for any immoral purpose.

         17. Proper Conduct. Tenant shall not conduct itself in any manner which is inconsistent with the character of the Building as a first quality building or which will unreasonably impair the comfort and convenience of other tenants in the Building.

         18. Employees, Agents and Invitees. In these Rules and Regulations, "Tenant" includes the employees, agents, invitees and licensees of Tenant and others permitted by Tenant to use or occupy the Premises.

         19. Normal Business Hours. Normal business hours for the Building and the Premises shall be from 7:00 a.m. until 6:00 p.m., Monday through Friday, and from 8:00 a.m. until 3:00 p.m. on Saturday, excepting in any event, legal holidays. Tenant shall have twenty-four (24) hour access to the Building and its Premises, subject to the Landlord's Rules and Regulations regarding Building security and card key access.

         20. Consent Required. Whenever the prior written consent or Landlord is required, the same shall not be unreasonably withheld.

                                  EXHIBIT "E"
                                    GUARANTY


         THIS GUARANTY is made and delivered as of __________, 199__ , by GEORGE F. ADAM, individually (the "Guarantor"), to and for the benefit of THE STATE OF CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM (the "Landlord"), and is made with reference to the following:

         WHEREAS, Landlord has agreed, pursuant to a lease dated , 199 , to lease approximately 3,777 square feet of office space to Neon Healthcare and Systems, Inc., an Illinois corporation, (the "Lease") at the Solarium Building located at the Solarium Building, 7400 East Orchard Road, Englewood, Colorado 80111 (the "Building"):

         WHEREAS, the Guarantor is the sole proprietor of Neon Healthcare and Systems, Inc.; and

         WHEREAS, as additional consideration and a condition for Landlord's agreement to enter into the Lease with Neon Healthcare and Systems, Inc. and contemporaneously with the execution of the Lease, Guarantor has agreed to execute this Guaranty;

         NOW, THEREFORE, for value received, the receipt and sufficiency of which is hereby acknowledged, Guarantor hereby agrees as follows;

         (a) Guarantor hereby unconditionally guarantees payment of all amounts due under the Lease, including but not limited to, Base Rent and Operating Expenses and the performance by Neon Healthcare and Systems, Inc. of its obligations under the Lease.

         (b) Guarantor hereby unconditionally agrees to pay any and all reasonable expenses and attorneys' fees incurred by the Landlord in enforcing any rights hereunder. The obligation of the Guarantor hereunder is direct, immediate, absolute, and continuing until such time as all amounts set forth in this Guaranty or under the Lease have been paid.

         (c) Guarantor hereby expressly waives notice of acceptance of this Guaranty, diligence, presentment, demand, notice of nonpayment, protest and notice of protest, pursuit of any right or remedy against Neon Healthcare and Systems, Inc. or others, or pursuit of any security, and any and all suretyship defenses and defenses in the nature thereof and, without notice, consents to or waives, as the case may be, any and all modifications of the Lease or the terms of any documents or instruments securing the same, and any and all obligations otherwise imposed upon the Landlord by suretyship principles.

         (d) The liability of Guarantor hereunder shall not be affected or impaired by any failure, neglect or omission on the Landlord's part to realize upon any collateral or security for the Lease, nor by any act or failure to act whatsoever (except payment) which, but for this provision, might or could in law or equity act to release or reduce the Guarantor's liabilities hereunder.

         (e) Guarantor agrees that possession of this Guaranty by the Landlord shall be conclusive evidence of the delivery hereof by Guarantor.

         (f) Guarantor shall not be subrogated to Landlord's rights with respect to payment of any indebtedness under the Lease, paid by Guarantor pursuant to this Guaranty, unless and until the Guaranty has been paid in full.

         (g) The liability of Guarantor hereunder shall be reinstated and the rights of the Landlord shall continue if and to the extent that any payment by or on behalf of Neon Healthcare and Systems, Inc. is legally required to be forfeited, rescinded or otherwise restored by the Landlord as a result of any proceeding in bankruptcy or reorganization, all as though such amount had not been paid. The determination as to whether any such payment is legally required to be forfeited, rescinded or restored shall be made by the Landlord, acting in good faith and shall not require a determination of a court.

         (h) All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and, if to the Guarantor, mailed registered or certified mail, return receipt requested, telegraphed or delivered to Guarantor at 7400 East Orchard Road, Suite 230, Englewood, Colorado 80111, and if to the Landlord, mailed, telegraphed or delivered to it at Alex. Brown Kleinwort Benson Realty Advisors Corp., Attention: Kenneth Winters, 1601 Response Road, Suite 300, Sacramento, California 95815, or, as to each party, at such address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and communications shall, when mailed or telegraphed, respectively, be effective when deposited in the mails or delivered to the telegraph company, respectively, addressed as aforesaid.

         (i) This Guaranty shall be construed and interpreted in accordance with and governed by the laws of the State of Colorado.

         (j) This Guaranty shall be binding upon the Guarantor, the Guarantor's successors and assigns, and it shall inure to the benefit of the Landlord and its successors and assigns.

         (k) Time is of the essence of this Guaranty.

         (l) The rights and remedies of the Landlord, as contained in this Guaranty, are not the exclusive rights and remedies available to the Landlord, but are in addition to all other rights or remedies available to it at law or in equity. The Landlord's decision to pursue any right or remedy hereunder shall not be construed as an election of remedies. Guarantor agrees to pay all reasonable attorneys' fees in any legal actions related to this Agreement.

         (m) This Guaranty may be amended, supplemented or interpreted at any time only by a written instrument duly executed by both parties.

         (n) Any provision hereunder to the contrary notwithstanding, if any provision of this Guaranty shall be determined to be unlawful or invalid under the laws of any state, territory, county or other political subdivision, and would thereby invalidate this Guaranty therein, this Guaranty shall be construed as though it did not contain such provision.

         THIS GUARANTY has been executed as of the date and year first above written.

                                           GUARANTOR:

                                           -------------------------------------
                                           George F. Adam, individually


                                           Date:
                                                --------------------------------


STATE OF                     )
                             )ss.
COUNTY OF                    )

         The foregoing instrument was acknowledged before me this _____ day of __________, 199 __, by George F. Adam as Guarantor.


         Witness my hand and official seal.

[S E A L]


                                           -------------------------------------
                                           Notary Public

My commission expires:_____________________

                          COMMENCEMENT DATE AGREEMENT

         This Commencement Date Agreement is entered into this 23rd day of January, 1995 by STATE OF CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM, an agency of the State of California ("Landlord") and NEON HEALTHCARE AND SYSTEMS, INC. ("Tenant"), pursuant to the provisions of that certain Lease Agreement (the "Lease") dated October 12, 1994, by and between Landlord and Tenant, covering certain space in the building known as The Solarium located at 7400 East Orchard Road, Englewood, CO 80111. All terms used herein with their initial letter capitalized shall have the meaning assigned to such terms in the lease.

                             W I T N E S S E T H :

         1. The Building, the Premises, the Parking Garage, and all other improvements required to be constructed and furnished by Landlord in accordance with the terms of the Lease have been satisfactorily completed by Landlord and accepted by the Tenant.

         2. The Premises has been delivered to, and accepted by the Tenant, per the Solarium Building Office Lease dated October 12, 1994.

         3. The Commencement Date of the Lease is the 23rd day of January, 1995 and the Expiration Date will be the 31st day of December, 1999.

         4. The Net Rentable Area of the Building is agreed to be 165,064 square feet. The Premises is Suite 230 and consists of 3,777 square feet of the Net Rentable Area on the 2nd floor of the South building.

         5. The Base Rent is $45,324.00 per annum, payable in monthly installments of $3,777.00 and Tenant's estimated shares of Operating Costs for the first year is $-0- payable in monthly installments of $-0-. Tenant is entitled to 0 months of fee rent; therefore, Tenant's obligation to pay rent will commence on the 23rd day of January, 1995.

         6. Remittance of the foregoing payments shall be made on the first day of each month in accordance with the terms and conditions of the Lease at the following address:

                          PERS/ABKB/SOLARIUM BUILDING
                                P.O. BOX 730402
                             DALLAS, TX 75373-0402

         IN WITNESS WHEREOF, this instrument has been fully executed by Landlord as of the date first written above.

LANDLORD                                       TENANT
STATE OF CALIFORNIA PUBLIC                     NEON HEALTHCARE AND SYSTEMS, INC.
RETIREMENT SYSTEM                              7400 EAST ORCHARD ROAD, SUITE 230
                                               GREENWOOD VILLAGE, CO 80111

By:      LASALLE ADVISORS LIMITED
         PARTNERSHIP

Its:     Advisor and Duly Authorized Agent     By:
                                                  ------------------------------
By:                                            Its:
   ---------------------------------------         -----------------------------
Its:
    --------------------------------------
By:
   ---------------------------------------
Its:
    --------------------------------------


                                      -2-